UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2016

Item 1.	Reports to Stockholders.

Annual Report	7/31/2016

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/16

	Class A Shares of the Fund

	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index
1-Year	6.45%	1.40%	5.94%
5-Year	5.56	4.54	3.57
Since Inception (8/02/10)	5.90	5.04	3.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER CORPORATE BOND FUND

Fund Performance Discussion

During the reporting period, the Fund’s Class A shares (without sales charge) produced a return of 6.45%. On a relative basis, the Fund outperformed the Barclays U.S. Aggregate Bond Index (the “Index”), which returned 5.94%. During the reporting period, most corporate bond sectors outperformed U.S. Treasuries, resulting in the Fund’s outperformance versus the Index. Corporate bonds, as measured by the Barclays Credit Index, produced a return of 8.28% during the reporting period.

MARKET OVERVIEW

The first half of the reporting period was a turbulent time for various asset classes. The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. The Federal Reserve (the “Fed”) finally hiked interest rates 0.25% in December. 2016 started off with credit markets widening amid stock market weakness. The Fed’s statement in January suggested they would continue gradually raising rates this year, which further roiled markets as global growth continued to show risk of slowing further. Risk asset weakness and the Bank of Japan cutting rates to negative levels at the end of January helped U.S. Treasury yields fall dramatically.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER CORPORATE BOND FUND

By mid-February markets began to turn. The European Central Bank (“ECB”) hinted it would likely ease further, the Bank of Japan’s tone remained dovish, China signaled it would provide further stimulus, and better than expected economic data helped turn sentiment. A dovish Fed statement in mid-March and further dovish statements from Chair Yellen (sometimes at odds with other Fed speakers) helped the better trend in risk sentiment persist.

The second quarter of 2016 began with improving data momentum, payrolls and wages remained steady, while survey indicators such as the Institute for Supply Management (ISM) and consumer sentiment also improved. Chinese and emerging market growth looked to have stabilized or modestly strengthened.

Data trends continued into May, which led to expectations that the Fed would hike at least twice during 2016 – including the potential for a June hike. A weak May payrolls report caused the market to back off the possibility of two hikes, as did a dovish Chair Yellen in her press conference after the mid-June Federal Open Market Committee meeting.

The big surprise news came late in June with voters in the United Kingdom opting to drop out of the European Union. U.S. markets became extremely volatile for two days. However, risk assets sharply rebounded, while bond yields remain depressed on expectations of further central bank easing. The market continues to delay its expectations for additional rate hikes.

FUND REVIEW

The Fund’s overweight exposure to corporate bonds versus the Index resulted in outperformance during the reporting period. Corporate bonds generally performed well, and particularly over the second half of the period. Top performers for the Fund included security selection within the consumer non-cyclical and cyclical sectors, and in the financial sector. The largest detractor from performance was the energy sector, which experienced declines largely over the first half of the reporting period due to the dramatic decline in oil prices. Security selection in the banking and basic industry sectors also detracted from performance.

STRATEGY & OUTLOOK

Strong demand for investment grade corporates may continue as yields elsewhere in the world have plummeted and in many jurisdictions are negative – even for higher rated corporate debt. This has caused flows into U.S. investment grade fixed-income markets. Even record gross supply in May was met with strong demand, leaving spreads

4      OPPENHEIMER CORPORATE BOND FUND

only slightly off their lows. Although uncertainty remains elevated post the Brexit

Krishna Memani Portfolio Manager

vote, we believe that investment grade credit will remain well supported.

5      OPPENHEIMER CORPORATE BOND FUND

Top Holdings and Allocations

CORPORATE BONDS & NOTES - TOP TEN INDUSTRIES

Commercial Banks	10.8%
Oil, Gas & Consumable Fuels	5.5
Electric Utilities	5.4
Diversified Telecommunication Services	4.3
Capital Markets	3.9
Automobiles	3.9
Media	3.5
Beverages	3.5
Chemicals	2.9
Food Products	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016, and are based on net assets.

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	93.0%
Investment Companies
Oppenheimer Institutional
Money Market Fund	2.7
Oppenheimer Limited-Term
Bond Fund	4.1
Mortgage-Backed Obligations
Non-Agency	0.2

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2016, and are based on the total market value of investments.

6      OPPENHEIMER CORPORATE BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	6.45%	5.56%	5.90%
Class C (OFICX)	8/2/10	5.76	4.75	5.05
Class I (OFIIX)	11/28/12	7.03	N/A	4.35
Class R (OFINX)	8/2/10	6.29	5.27	5.59
Class Y (OFIYX)	8/2/10	6.82	5.80	6.11

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/16

	Inception Date	1-Year	5-Year	Since Inception
Class A (OFIAX)	8/2/10	1.40%	4.54%	5.04%
Class C (OFICX)	8/2/10	4.76	4.75	5.05
Class I (OFIIX)	11/28/12	7.03	N/A	4.35
Class R (OFINX)	8/2/10	6.29	5.27	5.59
Class Y (OFIYX)	8/2/10	6.82	5.80	6.11

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/16

Class A	2.06%
Class C	1.43
Class I	2.60
Class R	1.92
Class Y	2.41

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 7/31/16 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

7      OPPENHEIMER CORPORATE BOND FUND

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER CORPORATE BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER CORPORATE BOND FUND

Actual	Beginning Account Value February 1, 2016	Ending Account Value July 31, 2016	Expenses Paid During 6 Months Ended July 31, 2016
Class A	$1,000.00	$1,077.80	$5.23
Class C	1,000.00	1,074.90	9.17
Class I	1,000.00	1,081.20	2.95
Class R	1,000.00	1,077.50	6.53
Class Y	1,000.00	1,080.20	3.94

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.84	5.08
Class C	1,000.00	1,016.06	8.91
Class I	1,000.00	1,022.03	2.87
Class R	1,000.00	1,018.60	6.34
Class Y	1,000.00	1,021.08	3.83

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.01%
Class C	1.77
Class I	0.57
Class R	1.26
Class Y	0.76

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS July 31, 2016

	Principal Amount	Value

Mortgage-Backed Obligations—0.2%

Banc of America Commercial Mortgage Trust, Series 2007-5, Cl. AM, 5.772%, 2/10/51[1]	$120,000	$123,644

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	55,916	51,159

WaMu Mortgage Pass-Through Certificates Trust, Series 2005- AR14, Cl. 1A4, 2.543%, 12/25/35[1]	92,933	90,013

Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.866%, 3/25/36[1]	81,646	80,378
Series 2007-AR8, Cl. A1, 2.836%, 11/25/37[1]	64,396	57,535

Total Mortgage-Backed Obligations (Cost $385,892)		402,729

Corporate Bonds and Notes—92.6%

Consumer Discretionary—15.1%

Auto Components—0.8%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	430,000	463,628

Magna International, Inc., 4.15% Sr. Unsec. Nts., 10/1/25	1,000,000	1,107,595

		1,571,223

Automobiles—3.9%

American Honda Finance Corp.:
1.20% Sr. Unsec. Nts., 7/12/19	235,000	235,299
1.70% Sr. Unsec. Nts., 2/22/19	493,000	499,884

Daimler Finance North America LLC:
2.00% Sr. Unsec. Nts., 8/3/18[2]	425,000	430,351
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	462,000	771,036

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,615,000	1,688,210

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	828,000	1,003,158

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts.,
9/25/17	420,000	426,456

Harley-Davidson Financial Services, Inc., 2.70% Sr. Unsec.
Nts., 3/15/17[2]	420,000	423,505

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	444,000	502,133

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[2]	420,000	426,055

Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec.
Nts., 11/20/17[2]	460,000	460,113

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts.,
4/29/25[2]	835,000	875,706

		7,741,906

Diversified Consumer Services—0.4%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	840,000	898,380

Hotels, Restaurants & Leisure—0.4%

Marriott International, Inc., 6.375% Sr. Unsec. Nts., 6/15/17	380,000	396,302

McDonald’s Corp., 4.875% Sr. Unsec. Nts., 12/9/45	364,000	437,163

		833,465

Household Durables—2.0%

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	328,000	334,560

Newell Brands, Inc.:
3.90% Sr. Unsec. Nts., 11/1/25	900,000	957,100

11      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Household Durables (Continued)

Newell Brands, Inc.: (Continued)
5.00% Sr. Unsec. Nts., 11/15/23[2]	$829,000	$880,600

PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	978,000	978,611

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	849,000	870,751

		4,021,622

Media—3.5%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts.,
2/15/41	748,000	987,344

Charter Communications Operating LLC/Charter Communications Operating Capital:
4.464% Sr. Sec. Nts., 7/23/22[2]	575,000	625,289
6.484% Sr. Sec. Nts., 10/23/45[2]	508,000	612,068

Comcast Corp.:
2.35% Sr. Unsec. Nts., 1/15/27	849,000	852,681
3.40% Sr. Unsec. Nts., 7/15/46	450,000	444,950

Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	487,431

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts.,
4/15/24	509,000	555,146

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts.,
12/15/16	425,000	427,492

Sky plc, 6.10% Sr. Unsec. Nts., 2/15/18[2]	142,000	151,308

Time Warner Cable, Inc., 4.50% Sr. Sec. Nts., 9/15/42	420,000	409,782

Time Warner, Inc., 2.95% Sr. Unsec. Nts., 7/15/26	637,000	655,067

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts.,
1/15/26[2]	890,000	892,225

		7,100,783

Multiline Retail—0.5%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[2]	837,000	904,483

Specialty Retail—2.4%

AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	73,000	73,136
1.625% Sr. Unsec. Nts., 4/21/19	78,000	78,552

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	799,000	874,905

Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44	690,000	871,041

L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	321,000	354,304

Lowe’s Cos, Inc., 3.70% Sr. Unsec. Nts., 4/15/46	500,000	529,569

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	597,000	635,456

Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts.,
12/1/25	890,000	961,200

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	459,128

		4,837,291

Textiles, Apparel & Luxury Goods—1.2%

Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[2]	650,000	672,750

Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	810,000	832,275

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	828,000	856,980

		2,362,005

12      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Consumer Staples—9.0%

Beverages—3.5%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	$515,000	$523,690
3.65% Sr. Unsec. Nts., 2/1/26	1,206,000	1,294,466
4.90% Sr. Unsec. Nts., 2/1/46	463,000	569,524

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec.
Unsub. Nts., 1/15/39	560,000	915,394

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	845,000	923,162

Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	445,213

Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	169,000	170,109
2.10% Sr. Unsec. Nts., 7/15/21	1,200,000	1,218,092
4.20% Sr. Unsec. Nts., 7/15/46	400,000	422,620

Pernod Ricard SA, 2.95% Sr. Unsec. Nts., 1/15/17[2]	430,000	432,981

		6,915,251

Food & Staples Retailing—1.7%

CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	1,185,000	1,222,810

Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	77,000	80,242

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	103,000	104,901
6.80% Sr. Unsec. Nts., 12/15/18	290,000	326,082

Walgreens Boots Alliance, Inc., 1.75% Sr. Unsec. Nts., 5/30/18	311,000	313,837

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,050,000	1,261,666

		3,309,538

Food Products—2.7%

Archer-Daniels-Midland Co., 4.016% Sr. Unsec. Nts., 4/16/43	425,000	469,000

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	893,000	1,048,921

ConAgra Foods, Inc., 1.90% Sr. Unsec. Nts., 1/25/18	186,000	187,582

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	425,000	428,301

Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20[2]	1,270,000	1,328,227
4.375% Sr. Unsec. Nts., 6/1/46[2]	630,000	688,853

TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	885,000	919,073

Wm Wrigley Jr Co., 2% Sr. Unsec. Nts., 10/20/17[2]	425,000	428,695

		5,498,652

Tobacco—1.1%

Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	495,000	927,653

Philip Morris International, Inc., 1.375% Sr. Unsec. Nts.,
2/25/19	416,000	419,324

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	628,000	832,867

		2,179,844

Energy—6.7%

Energy Equipment & Services—1.2%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	373,000	408,744

Helmerich & Payne International Drilling Co., 4.65% Sr.
Unsec. Nts., 3/15/25	465,000	492,854

13      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[2]	$457,000	$461,028
4.00% Sr. Unsec. Nts., 12/21/25[2]	897,000	978,079

		2,340,705

Oil, Gas & Consumable Fuels—5.5%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	226,000	199,399
6.20% Sr. Unsec. Nts., 3/15/40	379,000	410,339

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	725,000	723,538

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	605,000	599,631

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	408,000	412,202

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	448,000	452,523

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	201,000	217,272

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	90,000	100,395
5.95% Sr. Unsec. Nts., 3/15/46	330,000	399,777

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	300,000	269,012

EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	347,000	338,247

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	368,000	390,729
4.90% Sr. Unsec. Nts., 5/15/46	325,000	346,355

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,215,000	1,223,297

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	310,000	308,846

ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	628,000	654,367

Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[2]	450,000	454,453

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	1,215,000	1,192,131

Regency Energy Partners LP/Regency Energy Finance Corp.,
5% Sr. Unsec. Nts., 10/1/22	665,000	701,762

Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	335,000	335,668
4.00% Sr. Unsec. Nts., 5/10/46	505,000	521,263

TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	480,000	482,017

Western Gas Partners LP, 4.65% Sr. Unsec. Nts., 7/1/26	246,000	248,315

		10,981,538

Financials—21.8%

Capital Markets—3.9%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	330,000	340,268

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts.,
1/15/25	331,000	343,567

Credit Suisse Group Funding Guernsey Ltd.:
3.80% Sr. Unsec. Nts., 9/15/22	420,000	428,331
3.80% Sr. Unsec. Nts., 6/9/23[2]	600,000	609,895

Goldman Sachs Group, Inc. (The):
3.75% Sr. Unsec. Nts., 2/25/26	440,000	466,420
5.15% Sub. Nts., 5/22/45	650,000	716,140
6.25% Sr. Unsec. Nts., 2/1/41	355,000	469,713

Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	1,370,000	1,465,725

14      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Capital Markets (Continued)

Morgan Stanley: (Continued)
5.00% Sub. Nts., 11/24/25	$1,279,000	$1,424,675

Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts.,
9/15/26	650,000	661,841

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts.,
9/24/25[2]	850,000	899,281

		7,825,856

Commercial Banks—10.8%

Bank of America Corp.:
3.50% Sr. Unsec. Nts., 4/19/26	752,000	786,876
7.75% Jr. Sub. Nts., 5/14/38	711,000	1,041,584

BNP Paribas SA, 4.375% Sub. Nts., 9/28/25[2]	506,000	523,773

BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	813,000	838,405

Branch Banking & Trust Co., 3.625% Sub. Nts., 9/16/25	1,000,000	1,082,810

Citigroup, Inc.:
3.40% Sr. Unsec. Nts., 5/1/26	450,000	464,868
3.50% Sub. Nts., 5/15/23	370,000	382,593
3.70% Sr. Unsec. Nts., 1/12/26	450,000	478,534
4.45% Sub. Nts., 9/29/27	419,000	440,511

Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts.,
5/13/21	712,000	727,810

Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[2]	501,000	523,349

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	505,000	539,927

First Republic Bank, 4.375% Sub. Nts., 8/1/46[3]	407,000	412,183

FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	629,000	660,541

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	546,000	569,911

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[2]	673,000	702,422

Intesa Sanpaolo SpA, 5.71% Sub. Nts., 1/15/26[2]	835,000	833,904

JPMorgan Chase & Co.:
2.70% Sr. Unsec. Nts., 5/18/23	531,000	539,857
6.75% Jr. Sub. Perpetual Bonds, Series S1,4	960,000	1,082,304

KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	760,000	783,235

Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[1,2,4]	105,000	114,450
6.657% Jr. Sub. Perpetual Bonds[1,2,4]	565,000	621,500

National Australia Bank Ltd. (New York), 2.50% Sr. Unsec.
Nts., 7/12/26	570,000	567,031

RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[1,4]	640,000	668,800

Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	274,230

Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts.,
3/15/21	500,000	519,179

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,4]	805,000	823,113

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	380,000	395,011

Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[2]	533,000	554,888

US Bancorp, 3.10% Sub. Nts., 4/27/26	530,000	553,736

US Bank NA (Cincinnati, OH), 1.45% Sr. Unsec. Nts., 1/29/18	864,000	869,618

Wells Fargo & Co.:
3.00% Sr. Unsec. Nts., 4/22/26	1,278,000	1,314,935

15      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial Banks (Continued)

Wells Fargo & Co.: (Continued)
5.90% Jr. Sub. Perpetual Bonds, Series S1,4	$839,000	$895,633

		21,587,521

Consumer Finance—1.6%

Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	867,000	887,591

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	868,000	885,554

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	462,000	474,427
3.95% Sr. Unsec. Nts., 11/6/24	473,000	489,303

Synchrony Financial, 2.70% Sr. Unsec. Nts., 2/3/20	377,000	382,280

		3,119,155

Diversified Financial Services—1.0%

Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	127,000	129,125

Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26	379,000	404,034

PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	194,115

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts.,
2/15/25[2]	381,000	387,774

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[1]	873,000	843,536

		1,958,584

Insurance—2.5%

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	576,000	640,588

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	663,000	721,571

Liberty Mutual Group, Inc., 4.85% Sr. Unsec. Nts., 8/1/44[2]	619,000	656,150

Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	505,000	548,655

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[1,4]	633,000	635,089

Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[1]	435,000	452,944

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec.
Nts., 11/1/24[2]	756,000	800,507

Travelers Cos, Inc. (The), 3.75% Sr. Unsec. Nts., 5/15/46	306,000	331,212

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[1,4]	440,000	304,700

		5,091,416

Real Estate Investment Trusts (REITs)—2.0%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	367,970
5.90% Sr. Unsec. Nts., 11/1/21	520,000	608,458

Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23	870,000	887,400

Crown Castle International Corp., 3.40% Sr. Unsec. Nts.,
2/15/21	700,000	736,720

Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	183,000	187,778

Host Hotels & Resorts LP, Series D, 3.75% Sr. Unsec. Nts.,
10/15/23	758,000	774,914

Welltower, Inc., 4.70% Sr. Unsec. Nts., 9/15/17	400,000	414,642

		3,977,882

Health Care—8.0%

Biotechnology—1.6%

AbbVie, Inc.:
1.75% Sr. Unsec. Nts., 11/6/17	430,000	432,492

16      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Biotechnology (Continued)

AbbVie, Inc.: (Continued)
3.60% Sr. Unsec. Nts., 5/14/25	$528,000	$561,140
4.70% Sr. Unsec. Nts., 5/14/45	211,000	234,174

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	335,000	402,496

Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	465,000	472,044
3.875% Sr. Unsec. Nts., 8/15/25	482,000	524,085
5.00% Sr. Unsec. Nts., 8/15/45	126,000	147,328

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	365,000	428,135

		3,201,894

Health Care Equipment & Supplies—1.4%

Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	379,000	409,656

Boston Scientific Corp.:
3.85% Sr. Unsec. Nts., 5/15/25	975,000	1,050,050
5.125% Sr. Unsec. Nts., 1/12/17	415,000	422,120

Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	484,000	594,124

Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	304,000	326,869

		2,802,819

Health Care Providers & Services—2.3%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	759,000	812,434

Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	963,000	1,073,897

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec.
Nts., 1/31/22[2]	831,000	941,108

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts.,
2/1/25	879,000	928,929

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	305,000	363,188

Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	553,000	578,014

		4,697,570

Life Sciences Tools & Services—0.7%

Thermo Fisher Scientific, Inc.:
1.30% Sr. Unsec. Nts., 2/1/17	113,000	113,078
2.15% Sr. Unsec. Nts., 12/14/18	167,000	169,684
3.00% Sr. Unsec. Nts., 4/15/23	543,000	561,270
4.15% Sr. Unsec. Nts., 2/1/24	451,000	496,597

		1,340,629

Pharmaceuticals—2.0%

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	669,000	712,476
4.75% Sr. Unsec. Nts., 3/15/45	399,000	444,175

GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts.,
5/15/38	190,000	278,989

Mylan NV:
2.50% Sr. Unsec. Nts., 6/7/19[2]	200,000	203,981
3.95% Sr. Unsec. Nts., 6/15/26[2]	740,000	777,334

Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts.,
3/15/26	228,000	245,926

17      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Pharmaceuticals (Continued)

Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	$438,000	$441,002
2.80% Sr. Unsec. Nts., 7/21/23	525,000	535,137
4.10% Sr. Unsec. Nts., 10/1/46	315,000	326,531

		3,965,551

Industrials—8.6%

Aerospace & Defense—2.2%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	950,000	1,019,686

Lockheed Martin Corp.:
3.55% Sr. Unsec. Nts., 1/15/26	225,000	247,841
3.80% Sr. Unsec. Nts., 3/1/45	400,000	425,329

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	425,000	526,423

Orbital ATK, Inc., 5.50% Sr. Unsec. Nts., 10/1/23	850,000	905,250

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	230,000	244,540
4.30% Sr. Unsec. Nts., 3/1/24	427,000	462,382

United Technologies Corp.:
1.778% Jr. Sub. Nts., 5/4/18[1]	76,000	76,672
4.50% Sr. Unsec. Nts., 6/1/42	450,000	534,765

		4,442,888

Air Freight & Couriers—0.1%

United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	331,802

Building Products—0.5%

Owens Corning:
4.20% Sr. Unsec. Nts., 12/15/22	799,000	852,956
6.50% Sr. Unsec. Nts., 12/1/16	99,000	100,097

		953,053

Commercial Services & Supplies—1.6%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	1,124,000	1,184,098

Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26	683,000	702,730
3.80% Sr. Unsec. Nts., 5/15/18	346,000	361,342

Tyco International Finance SA, 5.125% Sr. Unsec. Nts.,
9/14/45	455,000	543,234

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	350,000	401,588

		3,192,992

Electrical Equipment—0.5%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	927,000	958,286

Industrial Conglomerates—0.3%

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	620,000	665,313

Machinery—1.0%

Fortive Corp., 3.15% Sr. Unsec. Nts., 6/15/26[2]	650,000	689,376

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts.,
6/15/23	722,000	803,629

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	430,000	440,443

		1,933,448

18      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Marine—0.0%

AP Moeller-Maersk AS, 3.875% Sr. Unsec. Nts., 9/28/25[2]	$46,000	$47,410

Road & Rail—1.9%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts.,
3/15/23	615,000	655,583

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	324,000	377,223

ERAC USA Finance LLC:
4.50% Sr. Unsec. Nts., 2/15/45[2]	342,000	375,280
6.375% Sr. Unsec. Nts., 10/15/17[2]	356,000	376,461

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	196,000	234,726

Penske Truck Leasing Co. LP/PTL Finance Corp., 4.25% Sr.
Unsec. Nts., 1/17/23[2]	883,000	935,920

Ryder System, Inc., 2.50% Sr. Unsec. Nts., 3/1/17	425,000	428,804

Union Pacific Corp., 4.05% Sr. Unsec. Nts., 11/15/45	400,000	454,214

		3,838,211

Trading Companies & Distributors—0.5%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
3.95% Sr. Unsec. Nts., 2/1/22	890,000	933,040

Information Technology—5.5%

Communications Equipment—0.4%

Cisco Systems, Inc., 2.95% Sr. Unsec. Nts., 2/28/26	700,000	753,661

Electronic Equipment, Instruments, & Components—0.5%

Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	865,000	915,620

IT Services—1.6%

Automatic Data Processing, Inc., 3.375% Sr. Unsec. Nts.,
9/15/25	800,000	878,305

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts.,
6/27/26	683,000	705,036

International Business Machines Corp., 3.625% Sr. Unsec.
Nts., 2/12/24	950,000	1,042,746

Visa, Inc., 4.30% Sr. Unsec. Nts., 12/14/45	519,000	618,042

		3,244,129

Semiconductors & Semiconductor Equipment—0.5%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	885,000	1,066,537

Software—1.0%

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	445,000	446,568
4.375% Sr. Unsec. Nts., 6/15/25	330,000	350,590

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	552,000	569,940

Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	470,000	578,318

		1,945,416

Technology Hardware, Storage & Peripherals—1.5%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	525,000	576,427

Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[2]	442,000	454,980
6.02% Sr. Sec. Nts., 6/15/26[2]	901,000	968,423

19      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Technology Hardware, Storage & Peripherals (Continued)

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[2]	$427,000	$432,279
6.35% Sr. Unsec. Nts., 10/15/45[2]	587,000	603,256

		3,035,365

Materials—6.0%

Chemicals—2.9%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	492,000	509,003
4.125% Sr. Unsec. Nts., 3/15/35	196,000	194,531

Eastman Chemical Co., 2.40% Sr. Unsec. Nts., 6/1/17	53,000	53,499

Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	427,000	433,960

LyondellBasell Industries NV, 5% Sr. Unsec. Nts., 4/15/19	445,000	482,452

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	915,000	956,889

Praxair, Inc., 3.20% Sr. Unsec. Nts., 1/30/26	500,000	545,475

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts.,
11/15/22	875,000	893,541

Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts.,
12/15/42	235,000	240,617

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	222,000	228,808
3.95% Sr. Unsec. Nts., 1/15/26	510,000	545,292

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[2]	650,000	684,895

		5,768,962

Construction Materials—0.8%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[2]	658,000	744,770

James Hardie International Finance Ltd., 5.875% Sr. Unsec.
Nts., 2/15/23[2]	906,000	949,035

		1,693,805

Containers & Packaging—1.1%

Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	40,000	43,350

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%
Sr. Unsec. Nts., 1/15/23	850,000	882,938

International Paper Co.:
3.80% Sr. Unsec. Nts., 1/15/26	250,000	269,490
4.80% Sr. Unsec. Nts., 6/15/44	230,000	250,538

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	232,603
4.50% Sr. Unsec. Nts., 11/1/23	565,000	623,287

		2,302,206

Metals & Mining—1.2%

BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts.,
2/24/17	440,000	441,165

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts.,
3/1/23	250,000	246,893

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts.,
1/15/17[2]	480,000	484,086

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	440,000	473,449

20      OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Metals & Mining (Continued)

Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	$615,000	$662,084

		2,307,677

Telecommunication Services—4.6%

Diversified Telecommunication Services—4.3%

AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21	602,000	623,338
4.125% Sr. Unsec. Nts., 2/17/26	338,000	368,909
4.35% Sr. Unsec. Nts., 6/15/45	970,000	976,756

British Telecommunications plc, 9.375% Sr. Unsec. Nts.,
12/15/30	641,000	1,020,417

CenturyLink, Inc., Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	900,000	963,000

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts.,
6/4/38	112,000	120,458

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts.,
6/20/36	540,000	713,969

Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	471,000	470,901
3.50% Sr. Unsec. Nts., 11/1/24	402,000	434,068
4.125% Sr. Unsec. Nts., 8/15/46	1,001,000	1,011,177
4.50% Sr. Unsec. Nts., 9/15/20	1,095,000	1,217,590
4.522% Sr. Unsec. Nts., 9/15/48	612,000	654,989

		8,575,572

Wireless Telecommunication Services—0.3%

Rogers Communications, Inc.:
3.625% Sr. Unsec. Nts., 12/15/25	249,000	272,074
6.80% Sr. Unsec. Nts., 8/15/18	400,000	441,995

		714,069

Utilities—7.3%

Electric Utilities—5.4%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[2]	632,000	690,287

American Transmission Systems, Inc.:
5.00% Sr. Unsec. Nts., 9/1/44[2]	344,000	390,951
5.25% Sr. Unsec. Nts., 1/15/22[2]	460,000	527,913

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[2]	658,000	697,541

Duke Energy Florida LLC, 3.85% Sec. Nts., 11/15/42	620,000	667,098

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	772,000	790,306

EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]	798,000	871,631

Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19[2]	319,000	323,747

Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	131,000	148,887

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	326,000	360,479

Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	363,628

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts.,
3/15/46	323,000	374,977

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	391,173

Kentucky Power Co., 6% Sr. Unsec. Nts., 9/15/17[2]	144,000	150,834

Pacific Gas & Electric Co., 2.95% Sr. Unsec. Nts., 3/1/26	600,000	630,601

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	135,924

21      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Electric Utilities (Continued)

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts.,
12/1/22	$800,000	$843,354

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr.
Unsec. Unsub. Nts., 5/1/21[2]	1,533,000	1,710,133

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	148,000	156,402

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts.,
6/1/25[2]	613,000	658,201

		10,884,067

Gas Utilities—0.3%

Atmos Energy Corp., 4.125% Sr. Unsec. Nts., 10/15/44	455,000	506,736

Independent Power and Renewable Electricity Producers—0.2%

Dayton Power & Light Co. (The), 1.875% Sec. Nts., 9/15/16	425,000	425,311

Multi-Utilities—1.4%

Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	275,000	304,908

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	361,000	397,656
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	441,000	502,374

Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts.,
11/28/22[2]	370,000	383,066

NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44	300,000	352,878
6.80% Sr. Unsec. Nts., 1/15/19	400,000	450,266

Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	385,355

		2,776,503

Total Corporate Bonds and Notes (Cost $174,824,745)		185,277,642

	Shares

Investment Companies—6.7%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.45%[5,6]	5,258,702	5,258,702

Oppenheimer Limited-Term Bond Fund, Cl. I5	1,785,560	8,213,578

Total Investment Companies (Cost $13,504,877)		13,472,280

Total Investments, at Value (Cost $188,715,514)	99.5%	199,152,651

Net Other Assets (Liabilities)	0.5	955,397

Net Assets	100.0%	$200,108,048

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $40,165,332 or 20.07% of the Fund’s net assets at period end.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

22      OPPENHEIMER CORPORATE BOND FUND

Footnotes to Statement of Investments (Continued)

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2015	Gross Additions	Gross Reductions	Shares July 31, 2016

Oppenheimer Institutional Money Market Fund, Cl. E	4,011,315	107,714,837	106,467,450	5,258,702
Oppenheimer Limited-Term Bond Fund, Cl. I	633,062	1,152,498	—	1,785,560

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$5,258,702	$33,545
Oppenheimer Limited-Term Bond Fund, Cl. I			8,213,578	198,037

Total			$13,472,280	$231,582

6. Rate shown is the 7-day yield at period end.

Futures Contracts as of July 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	9/21/16	7	$1,221,063	$(6,418)
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/16	227	30,201,641	(231,141)
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/16	215	47,085,000	115,587
United States Treasury Nts., 5 yr.	CBT	Sell	9/30/16	5	610,078	(1,727)

						$(123,699)

Glossary:

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

23      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $175,210,637)	$185,680,371
Affiliated companies (cost $13,504,877)	13,472,280

199,152,651

Cash	500,000

Cash used for collateral on futures	507,499

Receivables and other assets:
Interest, dividends and principal paydowns	1,906,412
Investments sold (including $127,159 sold on a when-issued or delayed delivery basis)	1,304,755
Shares of beneficial interest sold	281,310
Variation margin receivable	50,391
Other	16,856

Total assets	203,719,874

Liabilities
Payables and other liabilities:
Investments purchased (including $525,604 purchased on a when-issued or delayed delivery basis)	3,121,155
Shares of beneficial interest redeemed	209,236
Variation margin payable	119,172
Distribution and service plan fees	38,660
Dividends	11,012
Trustees’ compensation	9,066
Shareholder communications	7,971
Other	95,554

Total liabilities	3,611,826

Net Assets	$200,108,048

Composition of Net Assets
Par value of shares of beneficial interest	$18,136

Additional paid-in capital	194,256,633

Accumulated net investment income	11,822

Accumulated net realized loss on investments	(4,491,981)

Net unrealized appreciation on investments	10,313,438

Net Assets	$200,108,048

24      OPPENHEIMER CORPORATE BOND FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $139,017,810 and 12,598,140 shares of beneficial interest outstanding)	$11.03

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.58

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $38,260,691 and 3,469,169 shares of beneficial interest outstanding)	$11.03

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $80,453 and 7,292 shares of beneficial interest outstanding)	$11.03

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,736,133 and 1,063,018 shares of beneficial interest outstanding)	$11.04

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $11,012,961 and 998,780 shares of beneficial interest outstanding)	$11.03

See accompanying Notes to Financial Statements.

25      OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2016

Investment Income
Interest (net of foreign withholding taxes of $393)	$6,338,292

Dividends - affiliated companies	231,582

Total investment income	6,569,874

Expenses
Management fees	770,941

Distribution and service plan fees:
Class A	306,357
Class C	315,876
Class R	41,633

Transfer and shareholder servicing agent fees:
Class A	273,721
Class C	69,534
Class I	33
Class R	18,435
Class Y	14,974

Shareholder communications:
Class A	14,695
Class C	3,956
Class I	4
Class R	966
Class Y	501

Legal, auditing and other professional fees	97,621

Custodian fees and expenses	22,181

Trustees’ compensation	18,349

Borrowing fees	2,662

Other	14,357

Total expenses	1,986,796
Less reduction to custodian expenses	(382)
Less waivers and reimbursements of expenses	(43,165)

Net expenses	1,943,249

Net Investment Income	4,626,625

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies (includes premiums on options exercised)	(1,844,292)
Closing and expiration of futures contracts	(1,943,448)
Swap contracts	(9,998)

Net realized loss	(3,797,738)

Net change in unrealized appreciation/depreciation on:
Investments	10,560,677
Futures contracts	(105,974)

Net change in unrealized appreciation/depreciation	10,454,703

Net Increase in Net Assets Resulting from Operations	$11,283,590

See accompanying Notes to Financial Statements.

26      OPPENHEIMER CORPORATE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015

Operations
Net investment income	$4,626,625	$3,996,282

Net realized loss	(3,797,738)	(321,875)

Net change in unrealized appreciation/depreciation	10,454,703	(3,312,286)

Net increase in net assets resulting from operations	11,283,590	362,121

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,559,216)	(3,120,169)
Class C	(662,656)	(570,676)
Class I	(3,609)	(3,700)
Class R	(215,804)	(157,183)
Class Y	(208,747)	(141,776)

	(4,650,032)	(3,993,504)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	31,171,875	19,799,737
Class C	9,247,933	9,092,638
Class I	(33,483)	101,606
Class R	5,117,004	1,549,166
Class Y	5,237,867	2,769,940

	50,741,196	33,313,087

Net Assets
Total increase	57,374,754	29,681,704

Beginning of period	142,733,294	113,051,590

End of period (including accumulated net investment income of $11,822 and $15,257, respectively)	$200,108,048	$142,733,294

See accompanying Notes to Financial Statements.

27      OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.66	$10.90	$10.74	$10.91	$10.28

Income (loss) from investment operations:
Net investment income[1]	0.30	0.33	0.34	0.35	0.37
Net realized and unrealized gain (loss)	0.37	(0.24)	0.44	(0.05)	0.69

Total from investment operations	0.67	0.09	0.78	0.30	1.06

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.33)	(0.34)	(0.35)	(0.37)
Distributions from net realized gain	0.00	0.00	(0.28)	(0.12)	(0.06)

Total dividends and/or distributions to shareholders	(0.30)	(0.33)	(0.62)	(0.47)	(0.43)

Net asset value, end of period	$11.03	$10.66	$10.90	$10.74	$10.91

Total Return, at Net Asset Value[2]	6.45%	0.84%	7.56%	2.70%	10.53%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139,018	$103,315	$86,231	$65,006	$56,674

Average net assets (in thousands)	$125,116	$101,748	$70,792	$70,909	$42,490

Ratios to average net assets:[3]
Net investment income	2.83%	3.07%	3.19%	3.17%	3.52%
Expenses excluding specific expenses listed below	1.02%	1.01%	1.03%	1.04%	0.90%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.02%	1.01%	1.03%	1.04%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	0.99%	1.00%	0.89%

Portfolio turnover rate	73%	100%	119%	135%	123%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	1.03%
Year Ended July 31, 2015	1.02%
Year Ended July 31, 2014	1.04%
Year Ended July 31, 2013	1.05%
Year Ended July 31, 2012	0.91%

See accompanying Notes to Financial Statements.

28      OPPENHEIMER CORPORATE BOND FUND

Class C	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.65	$10.89	$10.73	$10.91	$10.28

Income (loss) from investment operations:
Net investment income[1]	0.22	0.25	0.26	0.27	0.28
Net realized and unrealized gain (loss)	0.38	(0.24)	0.44	(0.06)	0.69

Total from investment operations	0.60	0.01	0.70	0.21	0.97

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.25)	(0.26)	(0.27)	(0.28)
Distributions from net realized gain	0.00	0.00	(0.28)	(0.12)	(0.06)

Total dividends and/or distributions to shareholders	(0.22)	(0.25)	(0.54)	(0.39)	(0.34)

Net asset value, end of period	$11.03	$10.65	$10.89	$10.73	$10.91

Total Return, at Net Asset Value[2]	5.76%	0.08%	6.77%	1.84%	9.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,261	$27,706	$19,280	$18,060	$16,454

Average net assets (in thousands)	$31,800	$24,595	$17,588	$20,527	$9,231

Ratios to average net assets:[3]
Net investment income	2.07%	2.32%	2.45%	2.42%	2.73%
Expenses excluding specific expenses listed below	1.77%	1.78%	1.81%	1.83%	1.84%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.77%	1.78%	1.81%	1.83%	1.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.75%	1.74%	1.75%	1.75%

Portfolio turnover rate	73%	100%	119%	135%	123%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	1.78%
Year Ended July 31, 2015	1.79%
Year Ended July 31, 2014	1.82%
Year Ended July 31, 2013	1.84%
Year Ended July 31, 2012	1.85%

See accompanying Notes to Financial Statements.

29      OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Period Ended July 31, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.65	$10.89	$10.73	$11.13

Income (loss) from investment operations:
Net investment income[2]	0.35	0.38	0.39	0.27
Net realized and unrealized gain (loss)	0.38	(0.24)	0.44	(0.28)

Total from investment operations	0.73	0.14	0.83	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.38)	(0.39)	(0.27)
Distributions from net realized gain	0.00	0.00	(0.28)	(0.12)

Total dividends and/or distributions to shareholders	(0.35)	(0.38)	(0.67)	(0.39)

Net asset value, end of period	$11.03	$10.65	$10.89	$10.73

Total Return, at Net Asset Value[3]	7.03%	1.29%	8.04%	(0.17)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$80	$110	$12	$10

Average net assets (in thousands)	$110	$105	$11	$10

Ratios to average net assets:[4]
Net investment income	3.28%	3.52%	3.65%	3.61%
Expenses excluding specific expenses listed below	0.57%	0.56%	0.56%	0.56%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.57%	0.56%	0.56%	0.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.55%	0.55%	0.54%	0.55%

Portfolio turnover rate	73%	100%	119%	135%

1. For the period from November 28, 2012 (inception of offering) to July 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	0.58%
Year Ended July 31, 2015	0.57%
Year Ended July 31, 2014	0.57%
Period Ended July 31, 2013	0.57%

See accompanying Notes to Financial Statements.

30      OPPENHEIMER CORPORATE BOND FUND

Class R	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.66	$10.90	$10.74	$10.92	$10.29

Income (loss) from investment operations:
Net investment income[1]	0.27	0.31	0.32	0.32	0.34
Net realized and unrealized gain (loss)	0.39	(0.24)	0.44	(0.06)	0.68

Total from investment operations	0.66	0.07	0.76	0.26	1.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.31)	(0.32)	(0.32)	(0.33)
Distributions from net realized gain	0.00	0.00	(0.28)	(0.12)	(0.06)

Total dividends and/or distributions to shareholders	(0.28)	(0.31)	(0.60)	(0.44)	(0.39)

Net asset value, end of period	$11.04	$10.66	$10.90	$10.74	$10.92

Total Return, at Net Asset Value[2]	6.29%	0.59%	7.29%	2.35%	10.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,736	$6,189	$4,782	$3,734	$2,648

Average net assets (in thousands)	$8,432	$5,572	$4,129	$3,880	$1,305

Ratios to average net assets:[3]
Net investment income	2.55%	2.82%	2.94%	2.92%	3.22%
Expenses excluding specific expenses listed below	1.27%	1.27%	1.30%	1.30%	1.31%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.27%	1.27%	1.30%	1.30%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.24%	1.25%	1.24%

Portfolio turnover rate	73%	100%	119%	135%	123%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	1.28%
Year Ended July 31, 2015	1.28%
Year Ended July 31, 2014	1.31%
Year Ended July 31, 2013	1.31%
Year Ended July 31, 2012	1.32%

See accompanying Notes to Financial Statements.

31      OPPENHEIMER CORPORATE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$10.65	$10.89	$10.72	$10.91	$10.28

Income (loss) from investment operations:
Net investment income[1]	0.32	0.36	0.36	0.38	0.36
Net realized and unrealized gain (loss)	0.39	(0.24)	0.46	(0.07)	0.71

Total from investment operations	0.71	0.12	0.82	0.31	1.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.36)	(0.37)	(0.38)	(0.38)
Distributions from net realized gain	0.00	0.00	(0.28)	(0.12)	(0.06)

Total dividends and/or distributions to shareholders	(0.33)	(0.36)	(0.65)	(0.50)	(0.44)

Net asset value, end of period	$11.03	$10.65	$10.89	$10.72	$10.91

Total Return, at Net Asset Value[2]	6.82%	1.09%	7.93%	2.79%	10.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,013	$5,413	$2,747	$687	$987

Average net assets (in thousands)	$6,857	$4,275	$1,285	$1,195	$91

Ratios to average net assets:[3]
Net investment income	3.04%	3.35%	3.38%	3.45%	3.53%
Expenses excluding specific expenses listed below	0.77%	0.77%	1.87%	0.72%	0.97%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.77%	0.77%	1.87%	0.72%	0.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.71%	0.72%

Portfolio turnover rate	73%	100%	119%	135%	123%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2016	0.78%
Year Ended July 31, 2015	0.78%
Year Ended July 31, 2014	1.88%
Year Ended July 31, 2013	0.73%
Year Ended July 31, 2012	0.98%

See accompanying Notes to Financial Statements.

32      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2016

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

33      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution

34      OPPENHEIMER CORPORATE BOND FUND

2. Significant Accounting Policies (Continued)

requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$20,888	$—	$4,615,680	$10,437,137

1. At period end, the Fund had $4,615,680 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$4,615,680

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$8,645	$19,972	$28,617

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2016	Year Ended July 31, 2015
Distributions paid from:
Ordinary income	$ 4,650,032	$ 3,993,504

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax

35      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$188,715,514
Federal tax cost of other investments	15,052,218

Total federal tax cost	$203,767,732

Gross unrealized appreciation	$10,675,019
Gross unrealized depreciation	(237,882)

Net unrealized appreciation	$10,437,137

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available

36      OPPENHEIMER CORPORATE BOND FUND

3. Securities Valuation (Continued)

from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

37      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs

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3. Securities Valuation (Continued)

such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$402,729	$—	$402,729
Corporate Bonds and Notes	—	185,277,642	—	185,277,642
Investment Companies	13,472,280	—	—	13,472,280

Total Investments, at Value	13,472,280	185,680,371	—	199,152,651
Other Financial Instruments:
Futures contracts	115,587	—	—	115,587

Total Assets	$13,587,867	$185,680,371	$—	$199,268,238

Liabilities Table
Other Financial Instruments:
Futures contracts	$(239,286)	$—	$—	$(239,286)

Total Liabilities	$(239,286)	$—	$—	$(239,286)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the

39      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$525,604
Sold securities	127,159

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or

40      OPPENHEIMER CORPORATE BOND FUND

5. Market Risk Factors (Continued)

commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded

41      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

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6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $46,682,624 and $32,322,272 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $91,800 and $345 on purchased call options and purchased put options, respectively. Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

43      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $4,070 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of July 31, 2015	—	$—
Options written	2,120	77,380
Options closed or expired	—	—
Options exercised	(2,120)	(77,380)

Options outstanding as of July 31, 2016	—	$—

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s

44      OPPENHEIMER CORPORATE BOND FUND

6. Use of Derivatives (Continued)

failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

At period end, the Fund has no such credit default swap agreements outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to

45      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are

46      OPPENHEIMER CORPORATE BOND FUND

6. Use of Derivatives (Continued)

established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$50,391	*	Variation margin payable	$119,172	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of futures contracts	Swap contracts	Total

Credit contracts	$—	$—	$(9,998)	$(9,998)
Interest rate contracts	251,108	(1,943,448)	—	(1,692,340)

Total	$251,108	$(1,943,448)	$(9,998)	$(1,702,338)

* Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

47      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$(105,974)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2016		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount
Class A
Sold	6,728,553	$71,479,141	5,250,943	$57,286,158
Dividends and/or distributions reinvested	323,102	3,422,210	271,620	2,958,841
Redeemed	(4,149,455)	(43,729,476)	(3,738,713)	(40,445,262)

Net increase	2,902,200	$31,171,875	1,783,850	$19,799,737

Class C
Sold	1,712,463	$18,163,692	1,434,703	$15,632,780
Dividends and/or distributions reinvested	61,323	649,533	51,302	558,182
Redeemed	(906,267)	(9,565,292)	(654,458)	(7,098,324)

Net increase	867,519	$9,247,933	831,547	$9,092,638

Class I
Sold	174	$1,836	9,034	$99,176
Dividends and/or distributions reinvested	311	3,296	308	3,355
Redeemed	(3,513)	(38,615)	(85)	(925)

Net increase (decrease)	(3,028)	$(33,483)	9,257	$101,606

Class R
Sold	618,722	$6,555,830	276,061	$3,009,440
Dividends and/or distributions reinvested	19,887	211,228	14,123	153,812
Redeemed	(156,140)	(1,650,054)	(148,246)	(1,614,086)

Net increase	482,469	$5,117,004	141,938	$1,549,166

Class Y
Sold	747,746	$7,967,666	894,889	$9,704,267
Dividends and/or distributions reinvested	19,533	207,500	12,779	138,895
Redeemed	(276,970)	(2,937,299)	(651,534)	(7,073,222)

Net increase	490,309	$5,237,867	256,134	$2,769,940

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8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$163,650,584	$115,339,736

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

The Fund’s effective management fee for the reporting period was 0.45% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund

49      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

50      OPPENHEIMER CORPORATE BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
July 31, 2016	$66,704	$1,313	$2,997	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, interest and fees from borrowing, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.00%, 1.75%, 0.55%, 1.25% and 0.75% for Class A, Class C, Class I, Class R and Class Y shares, respectively. During the reporting period, the Manager waived fees and/or reimbursed the Fund $345, $122, $27 and $16 for Class A, Class C, Class R and Class Y, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $42,655 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained

51      OPPENHEIMER CORPORATE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

11. Pending Litigation (Continued)

misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

52      OPPENHEIMER CORPORATE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Corporate Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Corporate Bond Fund, including the statement of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Corporate Bond Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 28, 2016

53      OPPENHEIMER CORPORATE BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $3,713,990 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

54      OPPENHEIMER CORPORATE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

55      OPPENHEIMER CORPORATE BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2010) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2010) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2010) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2010) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment

56      OPPENHEIMER CORPORATE BOND FUND

Beverly L. Hamilton, Continued	(philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006- 2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 46 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 46 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2010) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

57      OPPENHEIMER CORPORATE BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2010) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 46 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 46 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer

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Arthur P. Steinmetz, Continued	of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Memani, Mss. Lo Bessette, Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2010) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley

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TRUSTEES AND OFFICERS Unaudited / Continued

Mary Ann Picciotto, Continued	Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

60      OPPENHEIMER CORPORATE BOND FUND

OPPENHEIMER CORPORATE BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All Rights reserved.

61      OPPENHEIMER CORPORATE BOND FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

62      OPPENHEIMER CORPORATE BOND FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

63      OPPENHEIMER CORPORATE BOND FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1225.001.0716 September 27, 2016

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $41,600 in fiscal 2016 and $30,500 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,172 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $736,335 in fiscal 2016 and $897,697 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, custody exams and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $298,261 in fiscal 2016 and $559,556 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,035,768 in fiscal 2016 and $1,457,253 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/14/2016